UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 23, 2006
                                               -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02  Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

(c)  Rahul Mathur, 32, has been appointed Controller of San Jose
Water Company, SJW Corp.'s wholly owned subsidiary, effective
March 27, 2006.

Prior to joining San Jose Water Company, Mr. Mathur held positions in finance and operations at KLA-Tencor Corporation since 1998. Mr. Mathur was a Customer Group Controller from April 2005 until March 2006, a Field Operations Controller from May 2004 until April 2005, an Investor Relations Manager from May 2002 until May 2004, and a Division Controller from February 2001 until May 2002. Prior to working for KLA-Tencor Corporation, Mr. Mathur was a consultant with Arthur Andersen. Mr. Mathur holds a bachelor's degree in Applied Mathematics from Dartmouth College and an MBA from the Wharton School of Business at the University of Pennsylvania.

Mr. Mathur will receive an annual base salary equal to $150,000 and a 2006 performance-based bonus of up to $50,000.

SJW Corp. filed a press release to announce Mr. Mathur's appointment. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number       Description of Document
--------     ------------------------
99.1         Press Release issued by SJW Corp., dated March 23,
             2006, announcing the appointment of the Controller of San Jose Water Company.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
                                  -----------------------------

March 23, 2006                    /s/ Angela Yip
---------------------             -----------------------------
                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


Exhibit
Number                Description of Document
--------             -------------------------
99.1        Press Release issued by SJW Corp., dated March 23,
            2006, announcing the appointment of the Controller of San Jose Water Company.